Exhibit 10.9

AMENDMENT TO

“TERMINAL EXPANSION AGREEMENT

COVE POINT

BETWEEN

DOMINION COVE POINT LNG, LP

AND

STATOIL NATURAL GAS LLC”

THIS AMENDMENT to the certain “Terminal Expansion Agreement Cove Point Between Dominion Cove Point LNG, LP and Statoil Natural Gas LLC” (Terminal Expansion Agreement) is made and entered into the 22nd day of September, 2009. Dominion Cove Point LNG, LP (Operator) and Statoil Natural Gas LLC (Customer) may be referred to herein collectively as “the Parties” or individually as “Party”.

RECITAL

WHEREAS, Operator and Customer entered into the Terminal Expansion Agreement dated September 1, 2006, whereby the Parties agreed to certain firm LNG tanker discharging services as part of the Cove Point Expansion Project.

WHEREAS, the Parties now mutually agree to amend certain provisions of the Terminal Expansion Agreement.

AGREEMENT

In consideration of the premises and mutual agreements contained herein, the Parties agree as follows:

I.	Sections 8.4. (b) and (c) of the Terminal Expansion Agreement are replaced in their entirety with the following:

(b)	During the period of an LNG Prohibition, Customer will be relieved of its obligation to make payments under this Agreement except as set forth in Section 8.4(d) below.
(c)	If the LNG Prohibition persists more than 5 years, then at any time after such 5-year period during the continuation of the LNG Prohibition, either Party will have the right to terminate this Agreement upon 30 days’ written notice to the other Party, as long as the Pipeline Service Agreement is simultaneously terminated.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to the Terminal Expansion Agreement to be duly executed by their proper officers thereunto duly authorized as of the day and year first above written,

STATOIL NATURAL GAS LLC		DOMINION COVE POINT LNG, LP

By:	/s/ Hilde Nafstad	By:	/s/ Donald R. Raikes
Name:	Hilde Nafstad, President	Name:	Donald R. Raikes
Title:	Statoil Natural Gas, LLC	Title:	Vice President, Transmission
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